                                                                     EXHIBIT 2.4

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FORM B1                              UNITED STATES BANKRUPTCY COURT
                                       SOUTHERN DISTRICT OF TEXAS                                                VOLUNTARY PETITION
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Name of Debtor (if individual, enter Last, First, Middle):           Name of Joint Debtor (Spouse) (Last, First, Middle):
FPS V, Inc.,
 a Delaware Corporation
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All Other Names used by the Debtor in the last 6 years               All Other Names used by the Joint Debtor in the last 6 years
(include married, maiden, and trade names):                          (include married, maiden, and trade names):
NONE



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Soc. Sec./Tax I.D. No. (if more than one, state all):                Soc. Sec./Tax I.D. No. (if more than one, state all):
76-051-4764
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Street Address of Debtor (No. & Street, City, State & Zip Code):     Street Address of Joint Debtor (No. & Street, City, State
600 Travis, Suite 7500                                                                              & Zip Code):
Houston  TX 77002

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County of Residence or of the                                        County of Residence or of the
Principal Place of Business:  Harris                                 Principal Place of Business:
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Mailing Address of Debtor (if different from street address):        Mailing Address of Joint Debtor (if different from street
SAME                                                                                                 address):
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Location of Principal Assets of Business Debtor
(if different from street address above): SAME                               99-22404-C-11
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                                   INFORMATION REGARDING THE DEBTOR (CHECK THE APPROPRIATE BOXES)
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VENUE (Check any applicable box)
[X] Debtor has been domiciled or has had a residence, principal place of business, or principal assets in the District for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.

[ ] There is a bankruptcy case concerning the debtor's affiliate, general partner, or partnership pending in this District.
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              TYPE OF DEBTOR (Check all boxes that apply)                 CHAPTER OR SECTION OF THE BANKRUPTCY CODE UNDER WHICH
                                                                                  THE PETITION IS FILED (Check one box)
[ ] Individual(s)                      [ ] Railroad
[X] Corporation                        [ ] Stockbroker                  [ ] Chapter 7       [X] Chapter 11      [ ] Chapter 13
[ ] Partnership                        [ ] Commodity Broker             [ ] Chapter 9       [ ] Chapter 12
[ ] Other                                                               [ ] Sec.304 - Case ancillary to foreign proceeding
          ------------------------------------------
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                NATURE OF DEBTS (Check one box)                                          FILING FEE (Check one box)

[ ] Consumer/Non-Business              [X} Business                     [X] Full Filing Fee attached
--------------------------------------------------------------------    [ ] Filing fee to be paid in installments (Applicable to
        CHAPTER 11 SMALL BUSINESS (Check all boxes that apply)              individuals only)
                                                                            Must attach signed application for the courts
[ ] Debtor is a small business as defined in 11 U.S.C. Section 101          consideration certifying that the debtor is unable to
[ ] Debtor is and elects to be considered a small business under            pay fee except in installments.
    11 U.S.C. Section 1121(e) (Optional)                                    Rule 1006(b). See Official Form No. 3.
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STATISTICAL/ADMINISTRATIVE INFORMATION  (Estimates only) See Attachment 1                     THIS SPACE IS FOR COURT USE ONLY

[ ] Debtor estimates that funds will be available for distribution to unsecured creditors.

[ ] Debtor estimates that, after any exempt property is excluded and administrative expenses                 AUG 9 1999
    paid, there will be no funds available for distribution to unsecured creditors.
--------------------------------------------------------------------------------------------               UNITED STATES
                                  1-15   16-49   50-99    100-199   200-999   1000-over                   BANKRUPTCY COURT
Estimated Number of Creditors     [X]     [ ]     [ ]      [ ]        [ ]        [ ]
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Estimated Assets  See Attachment 1
$ 0 to   $50,001 to  $100,001 to  $500,001 to  $1,000,001 to  $10,000,001 to  $50,000,001 to   More than
$50,000   $100,000    $500,000     $1 million   $10 million     $50 million    $100 million   $100 million
  [ ]       [ ]          [ ]           [ ]          [ ]            [ ]              [ ]          [ ]
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Estimated Debts
$ 0 to   $50,001 to  $100,001 to  $500,001 to  $1,000,001 to  $10,000,001 to  $50,000,001 to   More than
$50,000   $100,000    $500,000     $1 million   $10 million     $50 million    $100 million   $100 million
  [ ]       [ ]          [ ]           [ ]          [ ]            [ ]              [ ]          [X]
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VOLUNTARY PETITION                                                   Name of Debtor(s):                             FORM B1, PAGE 2
(This page must be completed and filed in every case)                FPS V, Inc.,
                                                                      a Delaware Corporation
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            PRIOR BANKRUPTCY CASE FILED WITHIN LAST 6 YEARS (IF MORE THAN ONE ATTACH ADDITIONAL SHEET)
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Location Where Filed:                                                Case Number:               Date Filed:
NONE
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            PENDING BANKRUPTCY CASES FILED BY ANY SPOUSE, PARTNER OR AFFILIATE OF THE DEBTOR [ILLEGIBLE]
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Name of Debtor:                                                      Case Number:               Date Filed:
NONE
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District:                                                            Relationship:              Judge:
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                                                               SIGNATURES
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          SIGNATURE(S) OF DEBTOR(S) (INDIVIDUAL/JOINT)                    SIGNATURE OF DEBTOR (CORPORATION/PARTNERSHIP)

I declare under penalty of perjury that the information              I declare under penalty of perjury that the information
provided in this petition is true and correct.                       provided in this petition is true and correct, and that I have
[If petitioner is an individual whose debts are primarily            been authorized to file this petition on behalf of the debtor.
consumer debts and has chosen to file under chapter 7] I am
aware that I may proceed under chapter 7, 11, 12, or 13 of
title 11, United States Code, understand the relief
available under each such chapter, and choose to proceed under chapter 7. I request relief in accordance with the chapter
of title 11, United States Code, specified in this petition.

X                                                                    X   /s/ DENNIS KUNETKA
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 Signature of Debtor                                                  Signature of Authorized Individual

X                                                                     Dennis A. Kunetka
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 Signature of Joint Debtor                                            Printed Name of Authorized Individual

                                                                      Officer
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 Telephone Number (if not represented by attorney)                    Title of Authorized Individual

                                                                      8/9/1999
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 Date                                                                 Date
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                    SIGNATURE OF ATTORNEY                                     SIGNATURE OF NON-ATTORNEY PETITION PREPARER

X /s/ JAN ABELL                                                       I certify that I am a bankruptcy petition preparer as defined
 ------------------------------------------------------------         in II U.S.C. Section 110, that I prepared this document for
 Signature of Attorney for Debtor(s)                                  compensation, and that I have provided the debtor with a copy of this document.
 Jan M. Abell
 ------------------------------------------------------------         The debtor requests relief in accordance with the chapter of
 Printed Name of Attorney for Debtor(s)                               title 11, United States Code, specified in this petition.

 Akin, Gump, Strauss, Hauer & Feld, L.L.P.
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 Firm Name                                                            Printed Name of Bankruptcy Petition Preparer

 711 Louisiana, Suite 1900
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 Address                                                              Social Security Number

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                                                                      Address
 Houston TX  77002
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 (713) 220-5800               8/9/1999
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 Telephone Number             Date
-------------------------------------------------------------         Names and Social Security numbers of all other individuals
                         EXHIBIT A                                    who prepared or assisted in preparing this document:

    (To be completed if debtor is required to file periodic reports (e.g., forms 10K and 10Q) with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and is requesting relief under chapter 11)

[ ] Exhibit A is attached and made a part of this petition.
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                         EXHIBIT B                                    If more than one person prepared this document, attach
        (To be completed if debtor is an individual                   additional sheets conforming to the appropriate official form
        whose debts are primarily consumer debts)                     for each person.
I, the attorney for the petitioner named in the foregoing
petition, declare that I have informed the petitioner that            X
(he or she) may proceed under chapter 7, 11, 12, or 13 of                -----------------------------------------------------------
title 11, United States Code, and have explained the relief             Signature of Bankruptcy Petition Preparer
available under each such chapter.
                                                                        -----------------------------------------------------------
                                                                        Date
X
 ------------------------------------------------------------         A bankruptcy petition preparer's failure to comply with the
 Signature of Attorney for Debtor(s)                                  provisions of title 11 and the Federal Rules of Bankruptcy
                                                                      Procedure may result in fines or imprisonment or both
 ------------------------------------------------------------         11 U.S.C. Section 110; 18 U.S.C. Section 156.
 Date
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                                  ATTACHMENT 1
Estimated Assets

FPS V, Inc. ("FPS V") is the parent of RIGCO North America, L.L.C. ("RIGCO") and FPS VI, L.L.C. FPS V's only assets consist of its 50% interest in RIGCO and its 100% interest in FPS VI. As of the Petition Date, these interests have an indeterminable value.

Statistical/Administrative Information

As of the Petition Date, it is not possible to estimate whether funds will be available for distribution.

                                 WRITTEN CONSENT
                                     OF THE
                                SOLE STOCKHOLDER
                                       OF
                                   FPS V, INC.
                          IN LIEU OF A SPECIAL MEETING

                                     *****

         The undersigned stockholder (the "Stockholder") of FPS V, Inc., a Delaware corporation (the "Corporation"), pursuant to Section 228 of the Delaware General Corporation Law (the "DGCL"), agree that upon execution of this consent (the "Consent"), the following resolutions shall be deemed to be adopted effective as of the date hereof:

         RESOLVED, that in the judgment of the Stockholder, it is in the best interests of the Company, its creditors, partners, employees and other interested parties that a petition be filed by the Company seeking relief under the provisions of Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code");

         RESOLVED, that Thomas P. Tatham, as Chief Executive Officer, and Dennis
A. Kunetka, as Chief Financial Officer (each an "Authorized Officer" and collectively the "Authorized Officers"), are, and each of them is, hereby authorized and empowered on behalf of, and in the name of, the Company to execute and verify or certify a petition under Chapter 11 of the Bankruptcy Code and to cause the same to be filed in the United States Bankruptcy Court for the Southern District of Texas, Corpus Christi Division at such time as said officer executing the same shall determine;

         RESOLVED, that each of the Authorized Officers, and such other officers of the Company as any of the Authorized Officers shall, from time to time, designate, be, and they hereby are, authorized and empowered on behalf of, and in the name of, the Company to execute and file all petitions, schedules, lists, and other papers, and to take any and all actions that any of the Authorized Officers may deem necessary or proper in connection with the Chapter 11 case;

         RESOLVED, that each of the Authorized Officers, and such other officers of the Company as any of the Authorized Officers shall, from time to time, designate, be, and they hereby are, authorized and empowered on behalf of, and in the name of, the Company, to execute any and all plans of reorganization under Chapter 11 of the Bankruptcy Code, including any and all modifications, supplements, and amendments thereto, in such form and containing such terms as the Stockholder shall hereafter approve, and to cause the same to be filed in the United States Bankruptcy Court for the Southern District of Texas, Corpus Christi Division at such time as said officer executing the same shall determine;

         RESOLVED, that the law firm of Akin, Gump, Strauss, Hauer & Feld L.L.P. be employed as counsel for the Company in the Company's Chapter 11 case under a general retainer; the previously approved engagement of Akin, Gump, Strauss, Hauer & Feld L.L.P. as legal counsel in connection with the potential restructuring and recapitalization of the Company being hereby acknowledged and affirmed;

         RESOLVED, that each of the Authorized Officers be, and hereby is, authorized and empowered on behalf of, and in the name of, the Company, to retain and employ other attorneys, investment bankers, accountants, and other professionals to assist in the Company's Chapter 11 case on such terms as such Authorized Officer deems necessary or proper.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal of the Company this 9th day of August, 1999.


                                             DEEPFLEX PRODUCTION SERVICES, INC.


                                             /s/ DENNIS A. KUNETKA
                                             ----------------------------------
                                             Dennis A. Kunetka
                                             Chief Financial Officer

                                 WRITTEN CONSENT
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                                   FPS V, INC.
                          IN LIEU OF A SPECIAL MEETING

         The undersigned, being all of the members of the Board of Directors (the "Board") of FPS V, Inc., a Delaware corporation (the "Company"), in accordance with the authority contained in Section 141(f) of the General Corporation Law of the State of Delaware, do hereby consent to the following actions of this Company with the same force and effect as though the following resolution was adopted at a Special Meeting of the Board duly called and held:

         RESOLVED, that in the judgment of the Board, it is in the best interests of the Company, its creditors, partners, employees and other interested parties that a petition be filed by the Company seeking relief under the provisions of Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code");

         RESOLVED, that Thomas P. Tatham, as Chief Executive Officer, and Dennis
A. Kunetka, as Chief Financial Officer (each an "Authorized Officer" and collectively the "Authorized Officers"), are, and each of them is, hereby authorized and empowered on behalf of, and in the name of, the Company to execute and verify or certify a petition under Chapter 11 of the Bankruptcy Code and to cause the same to be filed in the United States Bankruptcy Court for the Southern District of Texas, Corpus Christi Division at such time as said officer executing the same shall determine;

         RESOLVED, that each of the Authorized Officers, and such other officers of the Company as any of the Authorized Officers shall, from time to time, designate, be, and they hereby are, authorized and empowered on behalf of, and in the name of, the Company to execute and file all petitions, schedules, lists, and other papers, and to take any and all actions that any of the Authorized Officers may deem necessary or proper in connection with the Chapter 11 case;

         RESOLVED, that each of the Authorized Officers, and such other officers of the Company as any of the Authorized Officers shall, from time to time, designate, be, and they hereby are, authorized and empowered on behalf of, and in the name of, the Company, to execute any and all plans of reorganization under Chapter 11 of the Bankruptcy Code, including any and all modifications, supplements, and amendments thereto, in such form and containing such terms as the Board shall hereafter approve, and to cause the same to be filed in the United States Bankruptcy Court for the Southern District of Texas, Corpus Christi Division at such time as said officer executing the same shall determine;

         RESOLVED, that the law firm of Akin, Gump, Strauss, Hauer & Feld L.L.P. be employed as counsel for the Company in the Company's Chapter 11 case under a general retainer; the previously approved engagement of Akin, Gump, Strauss, Hauer & Feld L.L.P. as legal counsel in connection with the potential restructuring and recapitalization of the Company being hereby acknowledged and affirmed;

         RESOLVED, that each of the Authorized Officers be, and hereby is, authorized and empowered on behalf of, and in the name of, the Company, to retain and employ other attorneys, investment bankers, accountants, and other professionals to assist in the Company's Chapter 11 case on such terms as such Authorized Officer deems necessary or proper.

         IN WITNESS WHEREOF, the undersigned have set their hands effective as of the 9th day of August, 1999.


                                             /s/ THOMAS P. TATHAM
                                             ----------------------------------
                                             Thomas P. Tatham



                                             /s/ HARVEY O. FLEISHER
                                             ----------------------------------
                                             Harvey O. Fleisher